Note 20 - Net Earnings (Loss) Per Common Share	12 Months Ended
Dec. 31, 2023
Notes to Financial Statements
Earnings Per Share [Text Block]

20.      Net earnings per common share

The earnings per share calculation cannot be anti-dilutive.

Diluted EPS is calculated using the “if-converted” method of calculating earnings per share in relation to the Convertible Notes. The Convertible Notes were fully converted or redeemed by June 1, 2023 (see note 14). The “if-converted” method is used if the impact of the assumed conversion is dilutive. When dilutive, the interest charges (net of income tax) recorded in relation to the Convertible Notes prior to conversion or redemption is adjusted from the numerator and the additional shares issuable on conversion of the Convertible Notes for the portion of the period while they were outstanding are added to the denominator of the earnings per share calculation. The “if-converted” method was antidilutive for the year ended December 31, 2022.

The following table reconciles the basic and diluted common shares outstanding:

	Year ended December 31,
(in thousands of US dollars, except share information)	2023	2022

Net earnings attributable to Company	$65,543	$46,253
After-tax interest on Convertible Notes	(119)	-
Adjusted numerator under the "If-Converted" Method	$65,424	$46,253

Weighted average number of shares used in computing basic earnings per share	45,679,676	43,409,265
Assumed exercise of stock options acquired under the Treasury Stock Method	307,987	509,138
Conversion of Convertible Notes	285,911	-
Number of shares used in computing diluted earnings per share	46,273,574	43,918,403

On July 17, 2023, the Company announced the approval by the Toronto Stock Exchange of its notice to implement a normal course issuer bid (the “2023/2024 NCIB”). The 2023/2024 NCIB allows the Company to purchase for cancellation, up to 4,000,000 Subordinate Voting Shares. The 2023/2024 NCIB commenced on July 20, 2023 and is set to expire on July 19, 2024.